UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Standard Investments Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Managed Distribution Policy (unaudited)

The Board of Directors (the “Board”) of The India Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31, 2018. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced January 1, 2019 through the distribution paid on June 28, 2019 consisted of 100% net realized gains.

In January 2020, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2019 calendar year.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2019. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

Total Investment Return

For the six-month period ended June 30, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price, respectively, of the Fund compared to the Fund’s benchmark are as follows:

6-Month
NAV*	4.9%
Market Price*	11.0%
MSCI India Index[1]	7.7%

*  assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Manager on page 4.

NAV, Market Price and Discount

	NAV	Closing Market Price	Discount
12/31/2018	$23.84	$20.24	15.1%
6/30/2019	$23.70	$21.28	10.2%

Throughout the six-month period ended June 30, 2019, the Fund’s NAV was within a range of $24.73 to $22.21 and the Fund’s market price traded within a range $22.00 to $20.07. Throughout the six-month period ended June 30, 2019, the Fund’s shares traded within a range of discount of 14.7% to 8.4%.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. During the six-month period ended June 30, 2019, the Fund repurchased 23,272 shares at a weighted average discount to NAV of

10.6%. During the fiscal year ended December 31, 2018, the Fund repurchased 1,054,737 shares at a weighted average discount to NAV of 12.2%.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In February 2019, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2019. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

The Fund is covered under exeptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (SEC) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

Indian Budget Changes

On July 5, 2019, the Finance Minister of India (FM) presented the Union Budget 2019, proposing various amendments to the Indian tax laws. The FM announced the intent to raise the levy of surcharge on base tax rates in relation to high net-worth individuals. The finance bill proposes to increase the rate of surcharge for all non-corporate and non-firm assets. The increased surcharge will be levied on income/ gains from April 1, 2019. As the Fund is registered in India as a corporate entity, the proposed increase will not affect the Fund. On August 24, 2019 the India Central Board of Direct Taxes announced that non-corporate foreign portfolio investors are exempt from higher surcharge rates.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-PORT available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

1      The MSCI India Index is designed to measure the performance of the large and mid-cap segments of the Indian market. With 78 constituents, the index covers approximately 85% of the Indian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenifn.com

The India Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, various open questions remain as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the Fund’s investment manager and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services they provide. Given the fluidity and complexity of the situation, we cannot provide assurance that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen Standard’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/email-services.

2	The India Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Contact Us:

•                  Visit: https://www.aberdeenstandard.com/en-us/cefinvestorcenter;

•                  Email: InvestorRelations@aberdeenstandard.com; or

•                  Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

The India Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market Review

Despite several periods of volatility, Indian equities posted gains for the six-month period ended June 30, 2019. Investor sentiment focused on a few key areas: the national general election, financial-sector stress and slowing economic growth. Trade tensions with the U.S. also weighed on the market, though to a lesser extent, alongside the brief brouhaha with Pakistan in February 2019 and fluctuating oil prices.

Prime Minister Narendra Modi’s landslide victory in the general election held in April and May gave him a second consecutive term in office. His party secured 21 more seats than it had in the previous election. The Indian equity market reached all-time highs on investors’ expectations that reforms would continue as planned.

During the reporting period, India’s financial sector remained under pressure, with debt defaults and credit downgrades of commercial paper from non-banking financial companies (NBFCs). While this could adversely affect the cost of borrowing and liquidity in the short term, we believe that well-capitalized NBFCs and banks should benefit as they capture greater market share. Meanwhile, the Reserve Bank of India (RBI) and the Indian government continued their efforts to ease liquidity and encouraged public-sector banks to buy assets and lend to NBFCs.

The RBI reduced its benchmark interest rate three times during the reporting period. Lower first-quarter 2019 gross domestic product (GDP) growth prompted the RBI to restart rate cuts in February. Additionally, macroeconomic data and leading indicators suggested a slowdown in economic activity, even as inflation remained benign. The RBI responded with two more rate cuts in the second quarter of 2019, and shifted to an accommodative monetary policy stance after reducing its full-year 2019 economic growth forecast.

The renewed trade tensions with the U.S. also worried investors, especially after India’s government raised tariffs on U.S. imports. This was in retaliation for the U.S.’s removal of India from preferential treatment for trade, which had allowed India to export duty-free goods to the U.S. On the global front, we think that the U.S.-China trade dispute should have a limited impact on India, as the country is less reliant on exports. Nevertheless, we believe that there may be some implications for the information technology services companies if the U.S. government tightens its restrictions on work visas. However, the move will require U.S. Congressional action, which in our view is unlikely this year. Furthermore, Indian companies have already begun to localize their operations in the U.S. in an effort to reduce their dependence on work visas. Consequently, we think that the impact on the Fund’s holdings, if any, will be limited. We believe that the long-term prospects for the Fund’s holdings remain attractive, as these companies have been repositioning themselves in a bid to capture new growth areas in digital transformation, cloud computing and artificial intelligence.

Fund Performance Review

The Fund returned 4.91% on a net asset value basis for the six-month period ended June 30, 2019, underperforming the 7.70% return of its benchmark, the Morgan Stanley Capital International (MSCI) India Index.

One of the main detractors from the Fund’s relative performance for the period was the holding in conglomerate Piramal Enterprises Ltd., as the stock price was hampered by the stress within the NBFC sector. As Piramal Enterprises is one of the better-run NBFCs, in our opinion, its shares initially rallied but eventually gave back their gains. Investors became concerned over Piramal Enterprises’ exposure to commercial real estate, and feared that Piramal Enterprises also could suffer challenges similar to those of other NBFCs. We remain comfortable with the stock as we think that Piramal Enterprises has reduced the risk in its loan book and has raised enough funds to bolster its capital base. We believe that Piramal Enterprises may even have an opportunity to expand its business at the expense of its weaker peers. The Fund’s lack of exposure to some of the other large private banks, such as Axis Bank and ICICI Bank, also weighed on relative performance after the sector rallied on the back of national election wins and the companies’ respective management changes.

Conversely, the Fund’s holdings in our preferred lenders – namely, Kotak Mahindra Bank and HDFC Bank – contributed to relative performance for the reporting period. We favor these well-capitalized private-sector lenders, which we believe have experienced management, solid deposit bases and robust balance sheets, and are better placed to navigate the liquidity squeeze. Both lenders’ share prices advanced during the reporting period on generally positive results, and Kotak Mahindra Bank continued to see solid growth in its retail segment. Additionally, the absence of a position in Yes Bank enhanced the Fund’s relative performance as the stock price plummeted after the company reported its first-ever quarterly loss for the three-month period ended March 31, 2019. The Fund’s lack of exposure to conglomerate Reliance Anil Dhirubhai Ambani Group, which suffered debt-rating downgrades, also was a contributor to relative performance. The Fund’s holding in real estate company Godrej Properties Ltd., which is not represented in the benchmark MSCI India Index, advanced on investors’ expectations that reforms in affordable housing would benefit the sector. Furthermore, the Fund’s lack of exposure to specialty motor vehicle manufacturer Mahindra & Mahindra Ltd. benefited relative performance, as the share price fell due to a slowdown in gross domestic product (GDP) growth, which dampened demand for commercial vehicles.

4	The India Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Outlook

The Indian stock market sold off in what we view as a “knee-jerk” reaction following the Indian government’s budget announcement in February 2019, with investor sentiment hampered by the potential impact of proposals to tax share buybacks, raise the surcharge on high-income earners, and increase the public float of listed companies.

We believe that the budget will have a mixed impact on the Fund’s equity holdings across different sectors, especially consumer-related, financials and information technology. While the Indian government has maintained an unchanged fiscal deficit target, this has meant increasing revenues from a higher excise tax on fuel, which has a negative impact on auto companies, and the tax on share buybacks, which we think could affect companies that have been paying out more to shareholders via stock repurchases than dividends. The Indian government has also floated a proposal of increasing the minimum public shareholding of domestic companies. In the financials sector, we feel that addressing the liquidity challenges of NBFCs, attracting foreign portfolio investor investments, and tapping into external borrowing sources are all positive initiatives. Other than the commitment to investing in infrastructure and recapitalizing the state-owned banks, we have seen little in terms of policies to support or drive economic growth. Therefore, Aberdeen Standard Investments’ Fixed Income team anticipates three interest-rate cuts from the RBI over the remainder of 2019, versus the market expectations of two rate cuts.

Nevertheless, we believe that India is home to some of the highest-quality companies within the Asia-Pacific region. In our opinion, India offers a diverse mix of well-managed domestic companies and offshoots of multinationals. This is supported by a culture of entrepreneurship and innovation. Additionally, we think that India’s relatively young population and expanding middle class underpin the country’s compelling growth prospects. Moreover, given India’s large domestic market, the country also is less export-dependent than many of its emerging-market peers. We remain invested in companies that we believe have pricing power and solid fundamentals and continue to benefit from India’s long-term consumption trends. In our view, the Fund’s preferred holdings also play to the strengths of what the country has to offer in IT services and engineering skills, given that it has the most engineering professionals in the world. This also feeds well into the current digitalization trend seen globally.

Aberdeen Standard Investments (Asia) Limited

Risk Considerations

Past performance is not an indication of future results. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Concentrating investments in the India region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

The India Fund, Inc.	5

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund’s benchmark, the MSCI India Index, for the 6-month (not annualized), 1-year, 3-year, 5-year and 10-year periods as of June 30, 2019.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	4.9%	4.0%	9.3%	8.6%	8.3%
Market Price	11.0%	6.0%	10.5%	8.4%	5.2%
MSCI India Index	7.7%	7.9%	10.5%	5.4%	6.5%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 800-522-5465.

The annualized net expense ratio for the six-month period ended June 30, 2019 was 1.37%.

6	The India Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets as of June 30, 2019. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. As of June 30, 2019, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sectors	As a Percentage of Net Assets
Financials	24.4%
Consumer Staples	19.9%
Information Technology	17.6%
Materials	12.3%
Health Care	8.5%
Consumer Discretionary	6.1%
Industrials	5.6%
Real Estate	3.5%
Energy	1.4%
Communication Services	0.9%
Short-Term Investment	0.2%
Liabilities in Excess of Other Assets	(0.4)%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of June 30, 2019:

Name of Security	As a Percentage of Net Assets
Housing Development Finance Corp. Ltd.	9.9%
Tata Consultancy Services Ltd.	8.0%
Infosys Ltd.	5.6%
Kotak Mahindra Bank Ltd.	5.4%
Hindustan Unilever Ltd.	5.3%
ITC Ltd.	5.0%
UltraTech Cement Ltd.	4.6%
Container Corp. Of India Ltd.	3.8%
Nestle India Ltd.	3.8%
HDFC Bank Ltd.	3.7%

The India Fund, Inc.	7

Portfolio of Investments (unaudited)

As of June 30, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (100.2%)
COMMON STOCKS (100.2%)
INDIA (100.2%)
Communication Services (0.9%)
Bharti Infratel Ltd.(a)	1,533,289	$ 5,915,634
Consumer Discretionary (6.1%)
Bosch Ltd.(a)	57,223	13,562,958
Hero MotoCorp Ltd.(a)	374,385	14,050,045
Maruti Suzuki India Ltd.(a)	121,600	11,519,200
		39,132,203
Consumer Staples (19.9%)
Godrej Agrovet Ltd.(a)(b)	1,156,080	8,458,318
Godrej Consumer Products Ltd.(a)	1,779,867	17,102,501
Hindustan Unilever Ltd.(a)	1,306,676	33,874,234
ITC Ltd.(a)	7,982,000	31,646,066
Jyothy Laboratories Ltd.(a)	5,095,940	11,745,841
Nestle India Ltd.(a)	140,800	24,326,647
		127,153,607
Energy (1.4%)
Aegis Logistics Ltd.(a)	3,100,000	8,892,935
Financials (24.4%)
Bandhan Bank Ltd.(a)(b)	1,273,721	9,961,789
GRUH Finance Ltd.(a)(c)	1,640,000	6,612,859
HDFC Bank Ltd.(a)	674,000	23,847,033
Housing Development Finance Corp. Ltd.(a)	1,987,000	63,159,667
Kotak Mahindra Bank Ltd.(a)	1,597,400	34,180,511
Max Financial Services Ltd.(a)(c)	510,000	2,999,317
SBI Life Insurance Co. Ltd.(a)(b)	1,431,624	14,957,003
		155,718,179
Health Care (8.5%)
Biocon Ltd.(a)	2,233,859	8,130,181
GlaxoSmithKline Pharmaceuticals Ltd.(a)	308,235	5,350,379
Piramal Enterprises Ltd.(a)	806,281	22,734,988
Sanofi India Ltd.(a)	121,170	9,855,057
Syngene International Ltd.(a)(b)	1,660,000	8,045,742
		54,116,347
Industrials (5.6%)
ABB India Ltd.(a)	349,224	8,140,515
Container Corp. Of India Ltd.(a)	2,977,950	24,495,919
Thermax Ltd.(a)	191,261	2,936,483
		35,572,917

See Notes to Financial Statements.

8	The India Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA (continued)
Information Technology (17.6%)
Cyient Ltd.(a)	412,531	$ 3,234,221
Infosys Ltd.(a)	3,364,854	35,897,033
Mphasis Ltd.(a)	1,480,748	21,723,251
Tata Consultancy Services Ltd.(a)	1,582,366	51,080,398
		111,934,903
Materials (12.3%)
Ambuja Cements Ltd.(a)	1,407,000	4,338,078
Asian Paints Ltd.(a)	1,135,880	22,354,424
Castrol (India) Ltd.(a)	1,958,100	3,758,949
Grasim Industries Ltd.(a)	401,230	5,317,156
Shree Cement Ltd.(a)	43,000	13,505,446
UltraTech Cement Ltd.(a)	440,969	29,035,092
		78,309,145
Real Estate (3.5%)
Godrej Properties Ltd.(a)(c)	784,581	11,381,466
Prestige Estates Projects Ltd.(a)	2,757,469	10,702,746
		22,084,212
Total Common Stocks		638,830,082
SHORT-TERM INVESTMENT (0.2%)
UNITED STATES (0.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.31%(d)	1,043,935	1,043,935
Total Short-Term Investment		1,043,935
Total Investments (Cost $316,583,343)(e)—100.4%		639,874,017
Liabilities in Excess of Other Assets—(0.4)%		(2,242,391)
Net Assets—100.0%		$ 637,631,626

(a)         Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price.

(b)        Denotes a security issued under Regulation S or Rule 144A. See Note 2(a) of the accompanying Notes to Financial Statements.

(c)         Non-income producing security.

(d)        Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of June 30, 2019.

(e)         See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

The India Fund, Inc.	9

Statement of Assets and Liabilities

As of June 30, 2019 (unaudited)

Assets
Investments, at value (cost $315,539,408)	$ 638,830,082
Short-term investments, at value (cost $1,043,935)	1,043,935
Foreign currency, at value (cost $9,430,050)	9,436,974
Receivable for investments sold	2,197,841
Interest and dividends receivable	1,094,578
Prepaid expenses	45,314
Total assets	652,648,724
Liabilities
Deferred foreign capital gains tax	10,094,791
Payable for investments purchased	4,062,718
Investment management fees payable (Note 3)	559,385
Administration fees payable (Note 3)	42,417
Investor relations fees payable (Note 3)	37,488
Director fees payable	32,226
Other accrued expenses	188,073
Total liabilities	15,017,098

Net Assets	$ 637,631,626
Composition of Net Assets:
Capital stock (par value $.001 per share) (Note 5)	$26,905
Paid-in capital in excess of par	329,130,891
Distributable earnings	308,473,830
Net Assets	$ 637,631,626
Net asset value per share based on 26,904,575 shares issued and outstanding	$ 23.70

See Notes to Financial Statements.

10	The India Fund, Inc.

Statement of Operations

For the Six-Month Period Ended June 30, 2019 (unaudited)

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $0)	$ 3,724,346
Interest	15,301
Total Investment Income	3,739,647
Expenses
Investment management fee (Note 3)	3,312,596
Administration fee (Note 3)	250,374
Directors’ fees and expenses	152,685
Custodian’s fees and expenses	146,956
Legal fees and expenses	100,714
Investor relations fees and expenses (Note 3)	75,857
Insurance expense	66,273
Reports to shareholders and proxy solicitation	60,926
Independent auditors’ fees and expenses	47,050
Transfer agent’s fees and expenses	12,158
Miscellaneous	49,192
Net expenses	4,274,781

Net Investment Loss	(535,134)
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	43,123,738
Foreign currency transactions	(118,654)
43,005,084
Net change in unrealized appreciation/(depreciation) on:
Investments (including $870,989 change in deferred capital gains tax) (Note 2f)	(14,637,279)
Foreign currency translation	(55,881)
(14,693,160)
Net realized and unrealized gain from investments and foreign currency transactions	28,311,924
Net Increase in Net Assets Resulting from Operations	$ 27,776,790

See Notes to Financial Statements.

The India Fund, Inc.	11

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2019 (unaudited)	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets
Operations:
Net investment loss	$ (535,134)	$ (969,873)
Net realized gain from investment and foreign currency related transactions	43,005,084	101,838,044
Net change in unrealized depreciation on investments and foreign currency translation	(14,693,160)	(136,607,812)
Net increase/(decrease) in net assets resulting from operations	27,776,790	(35,739,641)
Distributions to Shareholders from:
Distributable earnings	(31,747,398)	(122,353,140)
Net decrease in net assets from distributions	(31,747,398)	(122,353,140)
Repurchase of shares under open market repurchase policy (23,272 and 1,054,737, respectively) (Note 6)	(476,869)	(25,439,377)
Change in net assets from capital transactions	(476,869)	(25,439,377)
Change in net assets resulting from operations	(4,447,477)	(183,532,158)
Net Assets:
Beginning of period	642,079,103	825,611,261
End of period	$ 637,631,626	$ 642,079,103

See Notes to Financial Statements.

12	The India Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2019		For the Fiscal Years Ended December 31,
	(unaudited)		2018	2017	2016	2015		2014
Per Share Operating Performance(a):
Net asset value, beginning of period	$23.84		$29.50	$24.24	$25.95	$28.63		$22.92
Net investment income/(loss)	(0.02)		(0.04)	(0.01)	–	0.01	(b)	0.08
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.06		(1.25)	8.37	(0.09)	(0.91)		7.40
Total from investment operations	1.04		(1.29)	8.36	(0.09)	(0.90)		7.48
Dividends and distributions to shareholders from:
Net investment income	(1.18)		(4.50)	–	(0.04)	(0.16)		(0.12)
Net realized gains	–		–	(3.16)	(1.67)	(1.66)		(1.74)
Total dividends and distributions to shareholders	(1.18)		(4.50)	(3.16)	(1.71)	(1.82)		(1.86)
Capital Share Transactions:
Impact due to shares tendered or repurchased (Notes 5 and 6)	–		–	–	–	–		0.08
Impact due to open market repurchase policy (Note 6)	–		0.13	0.06	0.09	0.04		0.01
Total capital share transactions	–		0.13	0.06	0.09	0.04		0.09
Net asset value, end of period	$23.70		$23.84	$29.50	$24.24	$25.95		$28.63
Market value, end of period	$21.28		$20.24	$26.12	$21.39	$22.74		$25.81
Total Investment Return Based on(c):
Market value	10.95%		(6.00% )	36.45%	1.20%	(4.42%	)	37.83%
Net asset value	4.91%		1.94%	35.98%	0.50%	(1.67%	)(d)	33.41% (d)
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$637,632		$642,079	$825,611	$689,736	$759,064		$847,554
Average net assets (000 omitted)	$631,122		$756,480	$836,037	$770,618	$862,993		$837,505
Net expenses, after reimbursement and waiver(e)	1.37%	(f)	1.32%	1.26%	1.33%	1.32%		1.47%
Net expenses, prior to reimbursement and waiver(e)	1.37%	(f)	1.32%	1.26%	1.33%	1.32%		1.74%
Net investment income/(loss)	(0.17%)	(f)	(0.13% )	(0.02% )	(0.01% )	0.05%	(b)	0.29%
Portfolio turnover	6.46%		12.62%	12.15%	12.25%	5.74%		3.28%

(a)	Based on average shares outstanding.

(b)

Included within the net investment income per share and the ratio of net investment income to average net assets are the effects of an adjustment to a foreign tax liability. If such amounts were excluded, the net investment income per share and the ratio of net investment income to average net assets would have been $(0.01) and (0.04%), respectively

(c)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(e)	Prior to 2016, ratio inclusive of foreign tax expense paid to Mauritius on the Fund’s taxable income. The Fund exited its Mauritius structure in 2015.

(f)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.	13

Notes to Financial Statements (unaudited)

June 30, 2019

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective to maintain a $1.00 per share net asset value (“NAV”), and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (the “Board”). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to

14	The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$ –	$638,830,082	$–	$638,830,082
Short-Term Investment	1,043,935	–	–	1,043,935
Total	$1,043,935	$638,830,082	$–	$639,874,017

Amounts listed as “–“ are $0 or round to $0.

For the six-month period ended June 30, 2019, there were no significant changes to the fair valuation methodologies.

The Fund held no Level 3 securities on June 30, 2019.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)  purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

The India Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund implemented a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board.

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2018 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

On February 1, 2018, Indian Finance Minister, Arun Jaitley, proposed to introduce a 10% tax on long-term capital gains on non-resident taxpayers, including financial institutional investors. Under the existing regime, long-term capital gains on non-resident taxpayers are exempt from income tax. This proposed tax was announced as part of the unveiling of the Budget proposals for 2018-2019 and would apply to the transfer of long-term capital assets exceeding Indian Rupee (INR) 100,000 on disposals of Indian listed securities on or after April 1, 2018. However, it was announced that all long-term capital gains up to January 31, 2018 would be grandfathered and not subject to the proposed new tax. This became effective April 1, 2018.

g. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

16	The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Standard Investments (Asia) Limited (“ASIAL”) serves as the Fund’s investment manager with respect to all investments. For its services, ASIAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the six-month period ended June 30, 2019, ASIAL earned a gross management fee of $3,312,596.

b. Fund Administration:

Aberdeen Standard Investments Inc. (“ASII”) an affiliate of ASIAL, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the six-month period ended June 30, 2019, the Fund paid a total of $250,374 in administrative fees to ASII.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average net assets per annum. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2019, the Fund incurred investor relations fees of approximately $75,857. For the six-month period ended June 30, 2019, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2019, were $41,520,562 and $129,396,327, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. During the six-month period ended June 30, 2019, the Fund repurchased 23,272 shares under its targeted discount policy (See Note 6). As of June 30, 2019, there were 26,904,575 shares of common stock issued and outstanding.

6. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV.

Under the targeted discount policy, the Fund repurchased 23,272 shares for $476,869 during the six-month period ended June 30, 2019 and 1,054,737 shares for $25,439,377 during the fiscal year ended December 31, 2018.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including

The India Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund’s investment manager are unsuccessful.

b. Risks Associated with Indian Markets

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

Financial Sector Risk. To the extent that the financial sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

18	The India Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2019

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of June 30, 2019, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$316,583,343	$336,329,275	$(13,038,601)	$323,290,674

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2019.

The India Fund, Inc.	19

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders (the “Meeting”) was held on June 19, 2019 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposal and number of shares voted at the Meeting are as follows:

1. To elect two Class III Directors to the Board of Directors:

	Votes For	Votes Against	Abstain
Nancy Yao Maasbach	20,984,815	717,123	255,102
Hugh Young.	19,165,425	2,519,315	272,300

Directors whose terms of office continue beyond the Meeting are as follows: Leslie H. Gelb, Martin Gilbert, Nisha Kumar, Luis F. Rubio and Jeswald W. Salacuse.

20	The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and substantially all of its net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The India Fund, Inc.	21

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 505000, Louisville, KY 40233.

22	The India Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Joseph Andolina, Chief Compliance Officer and Vice President, Compliance

Jeffrey Cotton, Vice President – Compliance

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Heather Hasson, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodians

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP
900 6 Street, N.W.
Washington, DC 20001

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP
2005 Market Street, 32nd Floor
Philadelphia, PA 19103

Investor Relations

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

The accompanying Financial Statements as of June 30, 2019, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IFN-SEMI-ANNUAL

Item 2 - Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 - Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 - Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)               Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2019, there were no changes in the Portfolio Managers.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2019 through January 31, 2019	13,272	$20.38	13,272	2,521,520
February 1, 2019 through February 28, 2019	10,000	$20.59	10,000	2,511,520
March 1, 2019 through March 31, 2019	None	None	None	2,511,520
April 1, 2019 through April 30, 2019	None	None	None	2,511,520
May 1, 2019 through May 31, 2019	None	None	None	2,511,520
June 1, 2019 through June 30, 2019	None	None	None	2,511,520
Total	23,272	$20.47	23,272	—

(1) The open market repurchase policy was authorized on October 30, 2012. The program authorized management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value. On July 31, 2018, the Board authorized additional shares eligible to be repurchased from time to time on the open market in an amount up to 10% of the Fund’s outstanding shares as of July 31, 2018.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Change in the registrant’s independent public accountant — Not applicable for this reporting period.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)                                  A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1) and 12(c)(2) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The India Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 6, 2019

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: September 6, 2019